UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2020

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9330 Balboa Avenue, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2020, Lance Tucker notified Jack in the Box Inc. (the “Company”) of his intention to resign from his position as the Company’s Executive Vice President and Chief Financial Officer, effective within the next six weeks.  Mr. Tucker’s decision to resign is for personal reasons and not related to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Dawn Hooper, the Company’s Vice President of Financial Reporting and Controller, shall serve as the Company’s interim principal financial officer effective upon Mr. Tucker’s resignation and until the Board appoints a successor Chief Financial Officer. Ms. Hooper, 49, has served as the Company’s Vice President of Financial Reporting since January 2013.  She previously served as the Company’s Assistant Controller from January 2013 until being appointed to the Controller position in May 2020.  She started at the Company in October 2000 as a Corporate Accounting Manager and later occupied the position of the Company’s Director of Financial Reporting.   Prior to joining the Company, Ms. Hooper worked for KPMG LLP from September 1993 to September 2000.  She received her Bachelor of Accountancy from the University of San Diego. There are no reportable family relationships or related person transactions involving the Company and Ms. Hooper.

In connection with her appointment as interim principal financial officer, Ms. Hooper’s salary shall increase $7,500 per month starting on August 10, 2020 and ending once the Company has appointed a new Chief Financial Officer.

On July 30, 2020, the Company issued a press release announcing Mr. Tucker’s resignation and Ms. Hooper’s appointment. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits.

Exhibit No.          Description
99.1                       Press Release of Jack in the Box Inc, dated July 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

Date: July 30, 2020	/s/ Darin Harris
Darin Harris
Chief Executive Officer